STATE OF TEXAS      )

COUNTY OF CAMERON   )                            BROWNSVILLE NAVIGATION DISTRICT
                                                 CONTRACT NO.       2823
                                                             -------------------

     THIS CONTRACT between the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, a navigation district organized, created and existing under and by virtue of the laws of the State of Texas, with its domicile in Brownsville, Cameron County, Texas, hereinafter styled District, and PENN OCTANE CORPORATION, a Texas corporation hereinafter styled Lessee;

                              W I T N E S S E T H:
                              --------------------

     The said BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, does by these presents lease and demise unto the said PENN OCTANE CORPORATION the property described on Exhibit A, attached hereto and made a part hereof for all purposes, for a term of one (1) year, commencing the 15th day of October, 1993, for and upon the following terms and conditions:

                                       I.

     As a consideration for this lease and as rental for said leased premises, the Lessee agrees to pay an annual rental of EIGHTEEN THOUSAND and NO/100 DOLLARS ($18,000.00). The rental shall be due and payable semi-annually in advance on the 15th day of October and April during the lease term and any extension thereof.
     All rentals shall be paid not later than Ten (10) days from the date when due; they shall thereafter bear interest at the rate of fifteen percent (15%) per annum from the date due until paid. In the event such fifteen percent (15%) rate at any time shall be illegal or usurious under applicable law, it shall be automatically reduced to the highest lawful rate.

                                       II.

     Lessee is hereby granted the option during the term of this lease, provided this lease is then in full force and effect, and that Lessee is not in default under any of the provisions of this lease, of extending and renewing this lease for four additional one year terms and a fifth additional five year term, upon the


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same  terms  and  conditions  except for the rent which shall be at the standard rental rate established by the Board of Commissioners as of the commencement date of the option terra. The exercise of said option to be by written notice to the District on or before ninety days prior to the expiration of the primary term of this lease.

                                      III.

     The District acting through its Board of Commissioners and in the sole discretion of such Board shall have the right to adjust the standard rental rates for land leases other than Fishing Harbor leases. Any such change shall not be applied to this lease until the commencement of the option term above provided for.
     District agrees to give notice of the meeting at which an adjustment to rental rates will be considered and acted on and to afford Lessee an opportunity to be heard at such meeting.

                                       IV.

     It is an express condition of this agreement and lease that the property leased hereby is for the sole purpose of constructing and operating an LPG terminal facility. This lease may be terminated without judicial ascertainment by the District at any time Lessee discontinues the use of the premises for the purposes named or uses such premises for any other purpose, provided that in the case of nonuse such default of said Lessee shall exist for a period of 180 days at any time after commencement of the operation of said described business.

                                          V.

     All construction of improvements and facilities of Lessee which will include a propane and butane facility on the leased tract of land shall be subject to the approval of the District which approval shall not be unreasonably withheld prior to the beginning of construction and shall conform with the requirements of the National Board of Fire Underwriters for such occupancy and facilities. The Lessee shall construct, maintain and operate its facilities on the leased property so as not to conflict with the


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regulations  of  any  federal,  state or municipal authority having jurisdiction thereof, nor with the rules and regulations prescribed by the District in the official Tariff of the Port of Brownsville. All private fire protection which may be installed by the Lessee shall conform in all respects to the standards of the private fire protection facilities installed and maintained by the District.

                                       VI.

     Lessee may not assign this lease or sublet the leased premises without the written consent of District. Further, Lessee may not assign this lease or sublet the leased premises for any use other than as stated in Paragraph IV of this lease.

                                      VII.

     All notices required hereunder shall be deemed to have been served if hand delivered or sent by registered or certified mail, to District at the address below or to Lessee at the leased premises or at the address below:

TO DISTRICT:                                 TO LESSEE:
------------                                 ----------

BROWNSVILLE NAVIGATION DISTRICT                PENN OCTANE CORPORATION
    OF CAMERON COUNTY, TEXAS                   100 McKINNEY PLACE
POST OFFICE BOX 3070                           3131 McKINNEY AVE.
BROWNSVILLE, TEXAS  78520-3070                 DALLAS, TEXAS   75204

                                        VIII.

     Lessee shall have the right to erect electric lights, power, water and gas lines over and across lands belonging to District, including the premises leased herein, incidental to the rights and privileges herein given, and shall have the further right to connect said lines to main lines maintained by the District; provided and except, however, that the rights in this paragraph defined shall be, and the same are, specifically made subject to the following conditions and restrictions:
     1. The location and construction by Lessee of all or any of said lines shall be subject to the approval of District and after the same are installed, no change shall be made without the written consent of said District.


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
     2. District may at any time require a change in location of any wires, poles, water or gas mains or pipelines, accessories or other facilities laid on or across any land or facilities of District other than the leased premises, if it is deemed by District necessary that the same be changed, by giving Lessee 30 days' written notice of such requirements, and such changes so made shall be at the cost and expense of Lessee; provided such right shall not be exercised arbitrarily by District, but only when such action is made necessary for improvements then on said property or the construction thereof being immediately contemplated, and provided that, where any changes arc required to be made under this provision, District shall furnish Lessee with a new location therefor; such new location to be the most convenient and direct available at such time.
     3. Lessee agrees to pay District for all water used and all applicable standby charges, at rates customarily charged to other industries on the District's property.
     4. Connection to District's water main must be of standard installation, installed to the satisfaction of District, and with a meter of adequate size properly operating and equipped with a check valve. The meter shall be furnished by Lessee and installed immediately at the point of connection with District's main.
     5. All electrical and power line connections, extensions and installations are to be made in accordance with the rules and regulations of the National Electrical Code.
     6. Lessee agrees to pay to District as and when they accrue, wharfage, port, harbor and other charges for the use of its facilities at the rates published in the District's them effective official Port Tariff containing authorized rates, rules and regulations governing the Brownsville Ship Channel and its publicly owned wharves, piers and docks, as well as all other lawful charges incurred to District by reason of Lessee's operations on the demised premises.


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                                                                          Page 4
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     7.   District  will provide a pipeline easement from the leased premises to the  District  oil  dock.
     8. In the event that Lessee stores more than 5,000 gallons of petroleum hydrocarbon Lessee agrees to install groundwater monitoring wells prior to receiving such liquid hydrocarbon products.
     A minimum of four (4) monitoring wells shall be installed on the perimeter of the facility and shall be placed at an approximate equal distance from each other. Wells shall be constructed to comply with current USEPA standards for monitoring wells.
     The wells shall be fully developed upon installation. The groundwater shall be monitored when they are developed and once a year thereafter. Parameters analyzed shall include TPH (Total Petroleum Hydrocarbons) for all facilities, and BTEX (Benzene, Toluene, Ethylbenzene, and Xylene) for all facilities handling crude oil and light distillates. Facilities handling Hazardous Materials, as defined by USDOT regulations in 49 CFR 100-199 (subpart C) shall also install groundwater monitoring wells as described above, and shall monitor for all chemicals stored in tanks with a capacity in excess of 500 gallons.

                                       IX.

     If any of the rent or other sums of money to be paid by Lessee shall not be paid as and when the same becomes due or if Lessee shall default in the performance of any of the other agreements, conditions, covenants or terms herein contained, or if Lessee shall abandon the premises as described in Paragraph IV; or if a petition or answer for reorganization of Lessee or the then owner of Lessee's interest hereunder shall be filed; or if Lessee or the then owner of Lessee's interest hereunder shall make a general assignment for the benefit of creditors, or shall take any benefit under any insolvency or bankruptcy act, or have a receiver or trustee or other fiduciary appointed for its property; or if Lessee's leasehold interest shall be taken on execution or other process of law; or if this lease or the estate


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                                                                          Page 5
of Lessee hereunder shall be transferred or passed to or devolve upon any other person, firm, association or corporation except in the manner provided hereunder; then and in any of said events, District shall have the right to terminate and this lease and the term hereby granted, as well as the right, title and interest of Lessee hereunder; provided, however, that the District shall first give Lessee 30 days' notice in writing of such default, specifying in particularity the nature of the default, and shall give Lessee the opportunity to cure such default within such 30 day period. If Lessee should fail to cure such default within such 30 day notice period, District may terminate this lease; and it is agreed that upon the expiration of the term fixed in such notice, if the nonpayment, default or other cause of termination specified in such notice shall not have, been made good or removed, this lease and the term hereby granted and created, as well as all the right, title and interest of Lessee hereunder shall, at the option of the District, terminate in the same manner and with the same force and effect as if the expiration of time in such notice were the end of the term herein originally demised; and the District may immediately, or at any time thereafter, and without further notice or demand, enter into and upon said premises, or any part thereof, in the name of the whole, and repossess the same as of its first and former estate and expel the Lessee and those claiming under it, and remove its effects (forcibly, if necessary) without being taken or deemed guilty of any manner of trespass, and without prejudice to any remedies which might be otherwise used for arrears of rent or preceding breach of covenants. Notwithstanding the termination of this lease and possession regained by District, Lessee will indemnify District against all loss of rent which may accrue to District by reason of such termination during the remainder of the lease term. Lessee specifically agrees that this paragraph supersedes its rights under Section 93.002 of the Texas Property Code.


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                                                                          Page 6

     In the event District does not exercise the right hereinabove given it, it may accept rent from the receiver, trustee or other officer in possession thereof for the term of such occupancy without impairing or affecting in any way the right of District against Lessee hereunder. Any neglect or failure to enforce the right of forfeiture of this lease or re-entry upon breach of any of the conditions, covenants, terms and agreements herein contained, shall not be deemed a waiver of such right upon any subsequent breach of any such or any other condition, covenant, term and/or agreement herein contained.
     It is understood and agreed that no part of the time of the discontinuance or cessation in operation referred to in Paragraph IV which is caused by the interference of military authorities, strikes, floods, fires, navigation hazards, embargoes, or limitations on production instituted by state, national or local authorities, or any other act not within the control of either party hereto, shall be counted in the 180 day period mentioned in said Paragraph IV.

                                       X.

     The Lessee shall comply with all the conditions and covenants of this lease. If the Lessee complies with all the conditions or covenants of this lease, upon the expiration of the term of this lease, Lessee shall have the right for a period of up to 90 days from the date of said expiration, and not thereafter, to remove all of its improvements of every kind and character, except all water mains, gas mains, railroad tracks, power lines, wharves or bulkheads, which are hereby agreed shall become the property of the District upon said expiration, cancellation or forfeiture, from the leased premises; provided, however, that the leased premises shall be restored to their present condition after the removal of said improvements, all excavations, except slips, filled and all refuse of every kind and character removed from said premises. Until such removal and restoration is completed, Lessee shall pay to District on a month-to-month basis the then current rental for the premises.


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                                                                          Page 7

Such rental shall be due monthly in advance and Lessee shall pay a full month's rental for any fraction of a month during which it completes such removal and restoration.
     In the event of the breach of any such conditions or covenants, and after the revocation or forfeiture of this lease by District as in Paragraph IX provided, all improvements owned by Lessee and placed upon the premises shall be considered as part of the real estate and shall become the property of the District.

                                       XI.

     Lessee shall pay all taxes and assessments legally levied and assessed against its leasehold interest and its improvements on said property during the term of this lease and any extension thereof before such taxes and assessments become delinquent, unless Lessee, by legal proceedings, contests the legality of same, in which event such taxes and assessments shall be promptly paid upon the judicial determination thereof.

                                      XII.

     Lessee shall keep sidewalks, roads and passageways, if any, on or over said leased premises in good repair, and shall indemnify and hold harmless District against any and all claims, damages, liabilities, costs (including reasonable engineering and/or attorneys fees) arising out of, in connection with, or incident to any act or omission or condition (including the negligence of District or its agents or employees) in connection with the ownership, operation, maintenance or repairs of the premises covered by the Lease including any additions to or extensions of the same. Lessee agrees to repair any damage, reasonable wear and tear alone excepted, to District's road contiguous to the leased promises caused by tank trucks conveying petroleum products to or from the leased premises.
     Lessee shall keep in full force and effect Bodily Injury Liability and Property Damage Liability Insurance covering its operations to be carried out upon or in connection with this lease. The policy or policies shall name
District  as  additional


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                                                                          Page 8
insured and contain a clause that the insurance will be canceled or changed without giving the District thirty days prior written notice. Certificates of insurance shall be furnished to the District. The limits of liability and other insurance policy particulars required will be available at the District's administrative office.

                                      XIII.

     The District reserves the right to have rights-of-way and easements on, over and across the premises for underground water lines, pipelines, power lines, telegraph and telephone lines, necessary or proper for the purposes of developing and serving lands adjacent to the tract leased by the Lessee; said rights-of-way and easements, however, to be so located and said water linen, pipelines, power lines, telegraph and telephone lines so constructed and maintained as not to impair or interfere with any of the existing or anticipated improvements on said tract leased by the Lessee, or with the maintenance or operation thereof.

                                      XIV.

     In construction of its improvements on the leased premises and in its operation and maintenance of said improvements and the conduct of its business thereon, Lessee agrees and hereby obligates itself to conform to and be bound by the following:

     1. No building or other similar improvements shall be constructed within 20 feet from the theoretical top of all bank lines and all road right-of-way lines, nor within 10 feet from all other property lines.
     2. All septic systems installed on said leased premises shall be subject to the approval of the District's Engineer and the County Health Officer of Cameron County, Texas.
     3. All waste water, rain water, etc., not containing noxious, odorous or otherwise harmful substances may be disposed of through direct underground drains into the basin, except that such drains must leave the bank at least 8" below the top line of rip rap rock to prevent erosion of the bank. In no event shall


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                                                                          Page 9
any such drain water be shunted or passed over banks of the harbor, nor shall any noxious, odorous or otherwise harmful substance be discharged into such harbor or basin.
     4. Lessee agrees to connect its septic system to any sanitary sewer system constructed by District for the purpose of serving the leasehold, among other lands, paying the District its customary charge for such sewer service.
     5. Lessee agrees to maintain and return the leased premises in a clean and well maintained condition. All fences will be kept in good repair, grass mowed, and all scrap metal, trash or other litter removed.
     6.   Lessee  agrees  to return the leased premises in the same condition as
Lessee  received them,  ordinary wear and tear excepted.   A security deposit of
FOUR THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($4,500.00) will be required of Lessee upon execution of this lease. An inspection of the premises, will be conducted prior to occupancy and upon termination of the lease. The District will conduct the inspections, but Lessee will be permitted to have a representative present. In the event that any of the lease premises is not returned in the proper condition as defined above, the District will have the right to use any or all of the deposit to restore the condition of the items in
question.    The  District  does  not  release the Lessee from liability for the condition of the items in question nor does it limit its right of recovery of the security deposit.

                                       XV.

     In addition to the District's statutory lien, District shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which District may suffer by reason of the breach by Lessee of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Lessee presently or which may hereafter be situated on the premises, and all proceeds


     BND/RAIN HARBOR LEASE
therefrom, and such property shall not be removed therefrom without the consent of District until all arrearages in rent, as well as any and all other sums of money then due to District hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Lessee. Upon the occurrence of an event of default by Lessee, District may, in addition to any other remedies provided herein, after giving thirty (30) days' notice of the intent to take possession and giving an opportunity for a hearing thereon, enter upon the premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Lessee situated on the premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the District or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least 10 days before the actual time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Lessee or as otherwise required by law, and the Lessee shall pay any deficiencies forthwith. Upon request by District, Lessee agrees to execute and deliver to District a financing statement in form sufficient to perfect the security interest of District under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. Anything to


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                                                                         Page 11
the contrary notwithstanding, said security interest shall be subject and subordinate to a security interest granted by the Lessee to a third party in and to any property owned by Lessee and located upon the leased premises ("Lessee's Property") to the extent such security interest was granted for the purpose of securing payment (i) to a Third Party for the purchase price paid by Lessee for Lessee's Property or any portion of such purchase price, or (ii) to a lender advancing funds for such purchase price or any portion of such purchase price or for the construction of improvements upon the leased premises by Lessee.

                                      XVI.

     Lessee agrees to comply with all provisions of the official Tariff of the Port of Brownsville as it now exists or hereafter may be amended. In the event of a conflict between the provisions of this lease and the provisions of such Tariff, the provisions of the Tariff shall control.

                                      XVII.

     District expressly warrants that it is the sole owner of the premises, that it has the full right, power and authority to make this lease, and that no other person needs to join in the execution thereof in order for the lease to be binding upon all parties having an interest in the leased premises.

                                     XVIII.

     In the event Lessee or District breaches any of the terms of this agreement, whereupon Lessee or District employs attorneys to protect or enforce its rights hereunder, or in the event Lessee or District files a petition in bankruptcy and Lessee or District employs attorneys to protect its rights, then the party which breaches or files a petition in bankruptcy agrees to pay the other party reasonable attorneys' fees.

                                      XIX.

     As used in this article, the term "Hazardous Materials" means any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation


BND/MAIN HARBOR LEASE

Hazardous Materials Table (49 C.F.R. 172.101) or by the Environmental Protection Agency as hazardous substances (40 C.F.R. Part 302) and amendments thereto, or substances, materials and wastes which are or become regulated under any applicable local, state or federal law, rule, or regulation, including, without limitation, any material, waste or substance which is: (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 251, et seq. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317); (v) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., (42 U.S.C. 6903); or (vi) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601, et seq. (42 U.S.C. 9601).
     Lessee covenants and agrees from the date hereof and as long as the provisions of this lease shall remain in effect to remove from the Premises, if and as required by law, any Hazardous Materials placed in or on the Premises by Lessee, its agents, its employees or its independent contractors, and to comply in all respects with all federal, state and local governmental laws and regulations governing such removal. Lessee promises to give notice to District of any claim, action, administrative proceeding (including, without limitation, informal proceedings), or other demand by any governmental agency or other third party involving the existence of Hazardous Materials on the Premises, and copies of any notice of any releases of Hazardous Materials given by Lessee pursuant to any law, rule or regulation, and any report of and response to any such incident.
     Lessee agrees to indemnify, pay and protect, defend and save District harmless from and against any and all claims (including, without limitation, third party claims for personal injury or real or personal property damage), actions, administrative proceedings (including informal proceedings), judgments, damages,


BND/MAIN HARBOR LEASE
punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interest, or losses, including reasonable attorneys' and paralegals' fees and expenses, consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with the release or suspected release by Lessee or its agents, its employees or its independent contractors of any Hazardous Materials in or into the air, soil, ground water, or surface water at, on, about, under, or within the Premises, or any portion thereof, or elsewhere in connection with Lessee's operations on or in connection with the Premises. The indemnification provided in this lease shall specifically apply to and include claims or actions brought by or on behalf of employees of Lessee. In the event District shall suffer or incur any such Costs, Lessee shall pay to District the total of all such Costs suffered or incurred by District upon demand therefor by District. Without." limiting the generality of the foregoing, the indemnification provided in this lease shall specifically cover costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any cleanup, containment, remedial, removal, or restoration work require or performed by any federal, state or local government agency or political subdivision or performed by any nongovernmental entity or person because of the presence, suspected presence, release, or suspected release of any Hazardous Material in or into the air, soil, ground water, or surface water at, on, about, under, or within the Premises or any portion thereof, or elsewhere in connection with Lessee's operations on or in connection with the Premises and any claims of third parties for loss or damage due to such hazardous materials.
     In the event Lessee is required to conduct or perform any investigation or monitoring of site conditions for any cleanup, containment, restoration, removal or other remedial work


BND/MAIN HARBOR LEASE

(collectively the "Remedial Work") under any applicable federal, state or local law or regulation, by any judicial order or by any governmental entity, or in order to comply with any agreements affecting the Premises because of or in connection with any occurrence or event described in this lease, Lessee shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, order or agreement; provided that Lessee may withhold such compliance pursuant to a good faith dispute regarding the application, interpretation, or validity of the law, regulation, order or agreement, subject to the requirements of the following paragraph. All such Remedial Work shall be performed by one or more contractors selected by Lessee and approved in advance in writing by District, and under the supervision of a consulting engineer selected by Lessee and approved in advance in writing by District. All costs and expenses of such Remedial Work shall be paid by Lessee, including, without limitation, the charges of such contractors and/or the consulting engineer, District's reasonable attorneys and paralegals' fees and costs incurred in connection with monitoring or review of such Remedial Work. If Lessee shall fail to timely commence or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, District may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof or incurred in connection therewith shall be Costs within the meaning of this lease. All such Costs shall be due and payable upon demand therefor by District.
     Lessee shall be permitted to contest or cause to be contested, subject to compliance with the requirements of this paragraph, by appropriate action any Remedial Work requirement, and District shall not perform such requirement on its behalf, so long as Lessee has given District written notice that Lessee is contesting or shall contest or cause to be contested the application, interpretation, or validity of the governmental law, regulation, order or agreement pertaining to the Remedial Work by


BND/MAIN HARBOR LEASE
appropriate proceedings conducted in good faith with due diligence; provided that such contests shall not subject District or any assignees of District's interest in the Premises to civil liability and does not jeopardize any such parties' interest in the Premises. Lessee shall give such security or assurances as may be reasonably required by District to insure compliance with the legal requirements pertaining to the Remedial Work (and payment of all Costs in connection therewith) and to prevent any sale, forfeiture, or loss by reason of such nonpayment or noncompliance.
     This article shall be binding upon, inure to the benefit of, and be enforceable by District and Lessee, and their respective heirs, legal representatives, successors and assigns, including, without limitation, any assignee or purchaser of all or any portion of the District's interest in the Premises. If any term of this article or any application thereof shall be invalid, illegal, or unenforceable, the remainder of this article and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. The provisions of this article shall survive the termination or expiration of this lease.

                                       XX.

     District reserves the right, on ninety (90) days' notice, to move Lessee at District's expense to another location on District's lands fully suitable for Lessee's purposes.

                                      XXI.

     Neither Lessee nor anyone claiming by, through or under Lessee shall have the right to file or place any mechanic's lien of any kind or character whatsoever on the premises, or on any of the buildings or improvements thereon, and notice is hereby given that no contractor, subcontractor, or anyone else who may furnish any material, service or labor for any buildings or improvements, alterations or repairs at any time shall be or become entitled to any lien thereon whatsoever. For the further security of


BND/MAIN HARBOR LEASE

District, Lessee shall give actual notice of this restriction in advance to any and all contractors, subcontractors or other persons, firms or corporations that may furnish any such material, service or labor.

                                      XXII.

     This instrument contains the entire Agreement between the parties hereto, and neither party shall be bound by any representation or agreement, oral or written, made by either party or any of their agents, representatives or employees, not set forth herein.
     IN TESTIMONY WHEREOF said BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, and said PENN OCTANE CORPORATION, have each caused these presents to be executed by its proper officers thereunto duly authorized on this 5th day
                                                                         ---
of  October,  1993.
    -------


                                        BROWNSVILLE NAVIGATION DISTRICT
                                        OF CAMERON COUNTY, TEXAS

                                        /s/ Joe Saenz
                                        ----------------------------------------
                                        JOE SAENZ, Chairman of
                                        the Board of Navigation and
                                        Canal Commissioners of the
                                        Brownsville Navigation District
                                        of Cameron County, Texas
Attest:

By:  /s/ John B. Allison
     ------------------------------
     Secretary

                                        PENN OCTANE CORPORATION

                                        By: Mark D. Casaday
                                           -------------------------------------


BND/MAIN HARBOR LEASE

STATE OF TEXAS      )

COUNTY OF CAMERON   )

     This  instrument  was  acknowledged  before  me on the 20th day of October,
                                                            ----        -------
1993, by JOE SAENZ, in his capacity as Chairman of the Board of Navigation and Canal Commissioners of the Brownsville Navigation District of Cameron County, Texas.

------------------------------------------
|[Seal of Notary]   BEATRICE G. ROSENBAUM|
|    Notary Public of State of Texas     |
|     My Commission Expires 2-17-97      |
------------------------------------------

                              /s/ Beatrice G. Rosenbaum
                              -------------------------------------------
                              Notary Public in and for the State of Texas
                              My Commission Expires:
                                                    ---------------------


STATE OF  TEXAS     )

COUNTY OF CAMERON   )

     This instrument was acknowledged before me on the 5th day of October, 1993,
                                                       ---        -------
by  Mark D. Casaday, President, of PENN OCTANE CORPORATION, a Texas corporation,
    ---------------  ---------
on  behalf  of  said  corporation.


                              /s/ inledgible
                              -------------------------------------------
                              Notary Public in and for the State of Texas
                              My Commission Expires: 10-16-96
                                                     --------------------


BND/MAIN HARBOR LEASE